Exhibit 99.2

Passionately Transforming Cannabis Through Innovation Q4 2021 and FY 2021 Earnings Call March 23, 2022

2 Passionately Transforming Cannabis Through Innovation This presentation contains forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, or the Securities Act, and Section 21 E of the Securities Exchange Act of 1934 , or the Exchange Act . All statements other than statements of historical facts contained in this presentation, including statements regarding our strategy, future operations, future financial position, future revenue, our ability to realize revenue from the bookings, backlog, pipeline and transactions described herein, the revenue expected from any Agrify TTK Solutions transactions, projected costs, prospects, plans, customers, objectives of management and expected market growth are forward - looking statements . These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward - looking statements . The words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions are intended to identify forward - looking statements, although not all forward - looking statements contain these identifying words . These forward - looking statements are only predictions and we may not actually achieve the plans, intentions or expectations disclosed in our forward - looking statements, so you should not place undue reliance on our forward - looking statements . Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward - looking statements we make . We have based these forward - looking statements largely on our current expectations and projections about future events and trends that we believe may affect our business, financial condition and operating results . These and other risks and uncertainties are described more fully in the section titled “Risk Factors” in our Annual Report on Form 10 - K for the fiscal year ended December 31 , 2020 filed with the Securities and Exchange Commission (“SEC”) and our other filings with the SEC . You may access these documents for free by visiting EDGAR on the SEC website at http : // www . sec . gov . Forward - looking statements contained in this presentation are made as of this date, and we undertake no duty to update such information except as required under applicable law . The forward - looking statements included in this presentation represent our views as of the date of this presentation . We anticipate that subsequent events and developments will cause our views to change . However, while we may elect to update these forward - looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law . You should, therefore, not rely on these forward - looking statements as representing our views as of any date subsequent to the date of this presentation . This presentation contains estimates made, and other statistical data published, by independent parties and by us relating to market size and growth and other data about our industry . We obtained the industry and market data in this presentation from our own research as well as from industry and general publications, surveys and studies conducted by third parties . This data involves a number of assumptions and limitations and contains projections and estimates of the future performance of the industries in which we operate that are subject to a high degree of uncertainty . We caution you not to give undue weight to such projections, assumptions and estimates . This presentation is for information purposes only and is being provided to you solely in your capacity as a potential invest or in considering an investment in Agrify Corporation (the “Company’). The information contained herein does not purport to be all - inclusive and neither the Company nor any of its directors, officers, st ockholders or affiliates makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this presentation or any other writt en or oral communication communicated to the recipient in the course of the recipient's evaluation of the Company or an investment in the securities. The information contained herein is preliminary and is subject to change and such changes may be material. This presentation does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase an y s ecurity of the Company. You should not construe the contents of this presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this presentation, you confirm that you are not relying upon the information cont ain ed herein to make any decision. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way pas sed upon the merits of this presentation or the private placement. Important Notices & Disclosures

FY 2021 REVIEW

4 Passionately Transforming Cannabis Through Innovation 2021 Key Accomplishments • Executed successful IPO and secondary offering • Launched the Agrify Total Turn - Key Solution • Upgraded VFU functionality and performance • Increased YoY revenues 395% to $59.9M • Q421 revenues were $25.3M, a 481% increase over Q420 • Entered and cornered the cannabis extraction industry through strategic acquisitions • Assembled some of the best and brightest cannabis minds in the industry

5 Passionately Transforming Cannabis Through Innovation YoY revenues increased to $59.9M vs. $12.1M, a 395% increase YoY new bookings increased to $377M vs. $37M, a 919% increase Strong Revenue and New Bookings Growth $0 $10 $20 $30 $40 $50 $60 2020 2021 $0 $50 $100 $150 $200 $250 $300 $350 $400 2020 2021 REVENUE (M) BOOKINGS (M) Note: All bookings values are only 3 - year values (Unaudited)

6 Passionately Transforming Cannabis Through Innovation 35% 9% 6% 36% 9% 5% Construction Interest (Build) VFU Purchase Production Fees SaaS Fees Extraction Q421: Over $250M in Record New Bookings Note: All bookings values are only 3 - year values

7 Passionately Transforming Cannabis Through Innovation 8 # of ENGAGEMENTS TTK & NON - TTK 3,729 TOTAL VFUs UNDER CONTRACT $76M ANNUAL RECURRING REVENUE $837M TOTAL 10 YEAR CONTRACTUAL BACKLOG 130K POUNDS PER YEAR Total VFU Engagements Impact Executed over the last 12 months Notes: - Amounts are based on contracted value using the assumption of 35 pounds produced per VFU per year - Early legacy customers converting to TTK customers have lower recurring fees over 5 - 7 years

8 Passionately Transforming Cannabis Through Innovation Mutually Beneficial TTK Partnerships 01 37,888 TOTAL CANOPY (sq. ft.) 02 TOTAL VFUs (#) 592 03 04 PRODUCTION FEE (per lb.) $600 05 SaaS FEE (per month) $300 Estimated terms & results from an example engagement

9 Passionately Transforming Cannabis Through Innovation Mutually Beneficial TTK Partnerships Projected revenue results of an example 10 - year engagement with 592 VFUs, 37,888 square feet of canopy, and 20,720 pounds of production per year $184M $355M Agrify Customer $21.3M $124.3M $30M $8.7M SaaS Fees Production Fees Construction Interest Projected Revenue Agrify’s Projected Revenue Mix

FY 2021 FINANCIAL RESULTS

11 Passionately Transforming Cannabis Through Innovation Dollar and diluted share amounts in thousands Selling, General and Administrative Expenses Increases in our fourth quarter of 2021 selling, general and administrative expenses as compared to the fourth quarter of 2022 are primarily associated with the following increases in costs and expenses: • Direct acquisition costs - $4.0 million • Precision/Cascade operating expenses - $2.8 million • Depreciation and amortization - $656 thousand • Stock - based compensation - $426 thousand The remaining year - over - year increase is a direct result of the overall increase in the scale of our business (increased headcount, etc.) as well as the costs associated with being a publicly traded company. Fourth Quarter Ended December 31, 2021 (Unaudited) Financial Results Revenue 25,275 100.0% 4,353 100.0% 20,922 480.6% Cost of Goods Sold 19,648 77.7% 4,643 106.7% 15,005 323.2% Total Gross Profit/Margin 5,627 22.3% (290) (6.7)% 5,917 NM Operating Expenses Sales, General and Administrative 16,120 63.8% 2,892 66.4% 13,228 457.4% Research & Development 1,442 5.7% 962 22.1% 480 49.9% Change in Contingent Consideration 1,412 5.6% 0 0.0% 1,412 100.0% Total Operating Expenses 18,974 75.1% 3,854 88.5% 15,120 392.3% Operating Loss (13,347) (52.8)% (4,144) (95.2)% (9,203) 222.1% Interest income 6 0.0% (342) (7.9)% 348 (101.8)% Other Income/(Expense) 47 0.2% 0 0.0% 47 100.0% Gain on Extinguishment of Debt 0 0.0% (5,618) (129.1)% 5,618 100.0% Change in fair value of derivative liabilities 0 0.0% (2,924) (67.2)% 2,924 100.0% Forgiveness of PPP Loan 45 0.2% 0 0.0% 45 100.0% Loss Before Income Taxes (13,249) (52.4)% (13,028) (299.3)% (221) 1.7% Income Tax Provision 25 0.1% 0 0.0% 25 100.0% Net Loss (13,274) (52.5)% (13,028) (299.3)% (246) 1.9% Net (Income) Loss - Controlling Interests (13) (0.1)% 27 0.6% (40) (148.1)% Net Loss Attributable to Agrify (13,261) (52.5)% (13,055) (299.9)% (206) 1.6% Earnings Per Diluted Share (0.60)$ (2.23)$ 1.62$ Estimated Diluted Shares 21,942 5,843 16,099 Q421 Q420 YoY Change

Financial Results

Fiscal Year Ended December 31, 2021

(Unaudited)

	FY21		FY20		YoY Change	
Revenue	59,859	100.0%	12,087	100.0%	47,772	395.2%
Cost of Goods Sold	54,625	91.3%	11,517	95.3%	43,108	374.3%
Total Gross Profit/Margin	**5,234**	**8.7%**	**570**	**4.7%**	**4,664**	**818.2%**
Operating Expenses:						
Sales, General and Administrative	34,970	58.4%	9,832	81.3%	25,138	255.7%
Research & Development	3,925	6.6%	3,354	27.7%	571	17.0%
Change in Contingent Consideration	1,412	2.4%	0	0.0%	1,412	100.0%
Total Operating Expenses	**40,307**	**67.3%**	**13,186**	**109.1%**	**27,121**	**205.7%**
Operating Loss	**(35,073)**	**(58.6)%**	**(12,616)**	**(104.4)%**	**(22,457)**	**178.0%**
Interest income	74	0.1%	(481)	(4.0)%	555	(115.4)%
Other Income/(Expense)	(31)	(0.1)%	0	0.0%	(31)	(100.0)%
Gain on Extinguishment of Debt	2,685	4.5%	(5,618)	(46.5)%	8,303	(147.8)%
Change in fair value of derivative liabilities	0	0.0%	(2,924)	(24.2)%	2,924	100.0%
Forgiveness of PPP Loan	45	0.1%	0	0.0%	45	100.0%
Loss Before Income Taxes	**(32,300)**	**(54.0)%**	**(21,639)**	**(179.0)%**	**(10,661)**	**49.3%**
Income Tax Provision	25	0.0%	0	0.0%	25	100.0%
Net Loss	**(32,325)**	**(54.0)%**	**(21,639)**	**(179.0)%**	**(10,686)**	**49.4%**
Net (Income) Loss - Controlling Interests	140	0.2%	(22)	(0.2)%	162	(736.4)%
Net Loss Attributable to Agrify	**(32,465)**	**(54.2)%**	**(21,617)**	**(178.8)%**	**(10,848)**	**50.2%**
Earnings Per Diluted Share	**$ (1.69)**		**$ (5.32)**		**$ 3.63**	
Estimated Diluted Shares	**19,091**		**4,176**		**14,915**	

Dollar and diluted share amounts in thousands

AGRIFY™ | Passionately Transforming Cannabis Through Innovation 12

Gross Margin Trend


$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
(5.0)%
(10.0)%
Q120
Q220
Q320
Q420
Q121
Q221
Q321
Q421
Revenue
Gross Profit Margin

	Q120	Q220	Q320	Q420	Q121	Q221	Q321	Q421
	(Dollar Amounts in Thousands)							
Revenue	$ 1,013	$ 3,908	$ 2,813	$ 4,353	$ 7,008	$ 11,825	$ 15,751	$ 25,275
Cost of Goods Sold	972	2,890	3,012	4,643	7,548	11,298	16,131	19,648
Gross Margin	$ 41	$ 1,018	$ (199)	$ (290)	$ (540)	$ 527	$ (380)	$ 5,627
Gross Profit Margin	4.0%	26.0%	(7.1)%	(6.7)%	(7.7)%	4.5%	(2.4)%	22.3%

AGRIFY™ | Passionately Transforming Cannabis Through Innovation 13

14 Passionately Transforming Cannabis Through Innovation (Condensed Summary) (Unaudited) FY21 Cash Flow Cash & Marketable Securities (December 31 st ) ▪ Summary: Overall, in 2021, the Company raised approximately $139M in net cash through its IPO activities. The Company made cash investments in two acquisitions, TTK engagements, inventory build and property and equipment. The remaining cash burn in the current year was spent on operations, resulting in a remaining balance of $57M of capital as of December 31, 2021. ▪ Operating Activities: Cash flow usage is primarily associated with the respective net operating losses in each period. ▪ Investing Activities: Usage of cash in 2021 reflects investment of net IPO proceeds into marketable securities, cash paid for acquisitions and the creation of Note Receivable balances in connection with TTK construction financing arrangements. ▪ Financing Activities: Net cash provided by financing activities essentially relates to the Company’s Initial Public Offering and its Secondary Offering. Combined, the two equity events provided $138.6M in cash to the Company. Net Cash (Used In) Provided By: 2021 2020 Operating Activities (30,238)$ (14,782)$ Investing Activities (104,740) (1,228) Financing Activities 138,881 23,915 Net Increase in Cash 3,903 7,905 Cash - Beginning of Period 8,111 206 Cash - End of Period 12,014$ 8,111$ For the Year Ended December 31 Dollar amounts in thousands AMOUNT December 31, 2021 Cash and Cash Equivalents 12,014$ Marketable Securities 44,550 Total Available Cash/Securities 56,564$

15 Passionately Transforming Cannabis Through Innovation FY21 Adjusted EBITDA (Non - GAAP) +135% +257% We believe Adjusted EBITDA is a commonly used by investors to evaluate our performance and that of our competitors. However, our use of the term Adjusted EBITDA may vary from that of others in our industry. Adjusted EBITDA should not be considered as an alternative to net loss before taxes, net loss, loss per share or any other performance measures derived in acc ordance with U.S. GAAP as measures of performance. Adjusted EBITDA has important limitations as an analytical tool and you should not consider it in isolation or as a substitut e f or analysis of our results as reported under U.S. GAAP. Some of the limitations of adjusted EBITDA include ( i ) adjusted EBITDA does not properly reflect capital commitments to be paid in the future, and (ii) although depreciation and amortization are n on - cash charges, the underlying assets may need to be replaced and adjusted EBITDA does not reflect these capital expenditures. Our public offering and acquisition - related expenses, including legal, accounting and other professional expenses, reflect cash expenditures and we expect such expenditures to recur from time - to - time. Our Adjusted EBITDA may not be comparable to similarly titled measures of other companies because they may not calculate Adjusted EBITDA in the same manner as we calculat e t he measure, limiting its usefulness as a comparative measure. Q121 Q221 Q321 Q421 FY21 Reconciliation of GAAP Net Income to Adjusted EBTIDA (Non-GAAP): Reported GAAP Net Income (Loss) (3,810)$ (5,636)$ (9,758)$ (13,261)$ (32,465)$ Add: Income Tax Provision 0 0 0 25 25 Add: Interest Income (Expense) 32 (55) (45) (6) (74) Add: Other Income (Expense) 0 63 15 (47) 31 Add: Depreciation and Amortization 147 166 195 802 1,310 Add: Stock-based Compensation Expense 2,135 931 942 1,544 5,552 Add: Public Offering Expenses 0 0 0 0 0 Add: Direct Acquisition Costs 0 0 512 4,047 4,559 Add: Investment Banker Termination Fees 0 0 2,400 0 2,400 Add: Gain (Loss) on Debt Extinguishment (2,685) 0 0 0 (2,685) Add: Gain on Forgiveness of PPP Loan 0 0 0 (45) (45) Add: Change in Contingent Consideration 0 0 0 1,412 1,412 Adjusted EBITDA (4,181)$ (4,531)$ (5,739)$ (5,529)$ (19,980)$ Total Revenue 7,008$ 11,825$ 15,751$ 25,275$ 59,859$ Adj. EBITDA (as % of Revenue) (59.7)% (38.3)% (36.4)% (21.9)% (33.4)% Dollar amounts in thousands (Unaudited)

SALES PIPELINE

17 Passionately Transforming Cannabis Through Innovation Pipeline Velocity $0 $100 $200 $300 $400 $500 $600 Jan 2021 Nov 2021 Mar 2022 Extraction Cultivation TTK EXTRACTION PRODUCTS CULTIVATION PRODUCTS $214M TTK ENGAGEMENTS TOTAL PIPELINE: $571M PIPELINE (M)

FY 2022 PROJECTIONS

19 Passionately Transforming Cannabis Through Innovation YoY revenues projected to increase to $140M - $142M vs. $59.9M Q122 revenues projected to be over $25.5M vs. $7M FY22 and Q122 Revenue Projections $0 $5 $10 $15 $20 $25 Q1 2021 Q1 2022 Q1 REVENUE (M) $0 $20 $40 $60 $80 $100 $120 $140 2021 2022 FULL YEAR REVENUE (M)

Passionately Transforming Cannabis Through Innovation